UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: July 31, 2015

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund July 31, 2015

An investment for your future.®114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

Whether you are a new investor with Green Century—or one who has been with us over the decades—we appreciate the trust that you have placed in us.

Since our last update, Green Century has reached some important milestones that we want to share.

Funds Reach Record Highs

In the year ended July 31, 2015, the Green Century Funds have gathered more net new assets than at any time in our history, reaching over $315 million in assets under management. Thank you for investing with Green Century, referring friends and sharing our online updates. (Please sign up for our e-newsletter at www.greencentury.com if you do not yet receive it).

Making an Impact in Three Key Ways

In addition to seeking competitive returns, Green Century provides you three ways to make an impact, getting more from your investments:

Investment Strategy

Green Century has long followed an investment strategy rooted in the belief that companies that are environmentally and socially responsible could avoid potential business risks and costly litigation while enjoying competitive advantages such as access to expanding markets. In the last several years, a growing body of evidence has provided additional support for this approach.

Employing this strategy results in Green Century Funds shareholders supporting companies like Johnson Controls,1 a worldwide leader in energy efficiency, and Tesla,1 the leading electric vehicle company. Investors in Green Century’s Balanced Fund also are supporting specific climate mitigation projects, such as the largest solar photovoltaic project in Latin America, located in Chile.

Green Century has long avoided investing in polluting industries and is proud to be the first and only family of responsible and diversified fossil fuel free funds. Please go to Fossil Fuel Free Investing at www.greencentury.com/fossil-fuel-free for more resources and information.

Non-Profit Ownership

Green Century Capital Management is the only mutual fund company founded and owned by environmental advocacy organizations. This means that 100% of the net profits that Green Century earns

Green Century is the only mutual fund company owned by environmental non-profits, making it a pioneer in impact investing.

on the management of the Green Century Funds belong to its non-profit founders, the Public Interest Research Groups (PIRGs). Recently, these non-profits have pressed for legislation to label food containing GMOs (genetically modified organisms) and have organized for political spending reform.

U.S.PIRG coalition of more than 10,000 doctors and members of the medical community, including the above, spoke out to stop the use of antibiotics on factory farms.

Making Companies More Sustainable

Green Century has successfully used its clout as a shareholder to convince companies to establish more sustainable policies and practices. Recent highlights include:

•	Persuading ADM,[1] Kellogg’s,[1] and Starbucks[1] to reduce carbon pollution by buying palm oil grown on plantations not created by burning rainforests.
•	Pressuring Pepsi[1] to support sustainable agriculture and bee populations by purchasing products without neonicotinoid pesticides.
•	Convincing Avon[1] to eliminate the hormonally active chemical triclosan from its cosmetics and personal care line.

President Leslie Samuelrich spoke about potential financial advantages of divesting from fossil fuel companies at Harvard University in April 2015.

We want to hear from you and stay in touch. If you are not receiving our e-newsletter with up to date impact stories and more, please visit www.greencentury.com, email us at info@greencentury.com or call us at 1-800-93-GREEN.

Respectfully,

Green Century Capital Management

Green Century on the Web

E-News.    For more regular updates on the Green Century Funds and on our advocacy efforts, please consider signing up for our e-newsletter. Call 1-800-93-GREEN/1-800-934-7336, visit www.greencentury.com, or email info@greencentury.com.

Online Access.    Information on your account is available on our website at www.greencentury.com. From the home page, click on Access My Account. Shareholders may also perform online transactions on the site. While there, please consider registering for e-delivery of your statements and other fund documents.

Twitter.    Green Century is on Twitter. Follow us at Twitter.com/Green__Century for a sustainable investor’s perspective on critical issues.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2015 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN/1-800-934-7336, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN/1-800-934-7336, or by e-mailing a request to info@greencentury.com.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (unaudited)

GREEN CENTURY BALANCED FUND

Investment Objective    The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental responsibility.

Portfolio Orientation    As of the fiscal year ended July 31, 2015, the Green Century Balanced Fund (the Balanced Fund or the Fund) was diversified in a number of ways. Equity holdings represented 63.9% and bonds constituted 25.9% of the Fund’s net asset value. The Fund also held 0.1% of its net assets in a community investment certificate of deposit and had 10.1% invested in cash, cash equivalents and other assets, less liabilities. The portfolio managers view equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Fund’s equity holdings were diversified across 84 equity holdings at fiscal year-end, none of which represented more than 2.1% of total net assets. Generally, larger, less-volatile companies constituted larger positions in the Fund’s portfolio than smaller companies. The portfolio managers seek to mitigate risk by investing primarily in companies they believe have demonstrated records of profitability, above-average growth prospects and reasonable valuations.

As of July 31st, the stocks held by the Balanced Fund were also diversified by industry, with (as a percent of total net assets) Technology Hardware and Equipment (7.4%), Pharmaceuticals & Biotechnology (5.8%), and Banks (5.2%), as the largest separate industry groupings.

In line with its environmental mandate, the Fund had exposure to what Green Century considers

GREEN CENTURY BALANCED FUND

INVESTMENTS BY INDUSTRY (unaudited)

environmental leaders in a number of industries including Healthy Living, Capital Goods and Transportation. Green Century’s environmental screens keep the Fund out of traditional energy and utility companies, while the Fund has broad exposure to Information Technology, Health Care, Financial, Consumer and Industrial companies.

In addition to its equity exposure to environmental leaders, the Fund invests in designated Green Bonds. The issuers of Green Bonds have indicated that the proceeds from the bonds will be used for greenhouse gas reduction, climate adaptation, and climate change mitigation. As of July 31st, 10.9% of the total portfolio and 42.2% of the market value of the bonds held in the Fund were designated Green Bonds.

Higher quality, intermediate maturity bonds can typically lower volatility and provide a stable source of income. At fiscal year end, the Balanced Fund held 54 bonds diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (4.75 years) and duration (4.21 years) remained in the intermediate-range. The weighted average yield to maturity was 2.05%. Except for one bond holding, a Dell, Inc.1 bond maturing in September, 2015, which is 0.3% of the total portfolio, all fixed income holdings are investment grade, as rated by Moody’s Investor Service.

Economic Environment    As we expected, U.S. economic activity seems to be recovering from a very weak first quarter. In July 2015, both the unemployment rate (5.3%) and the number of unemployed persons (8.3 million) were unchanged from the month before, according to the Bureau of Labor Statistics. Over the year, the unemployment rate and the number of unemployed persons were down by 0.9 percentage points (from 6.2%) and 1.4 million, respectively. The unemployment rate is at its lowest since May 2008. As of June 30, 2015, groundbreakings on new homes have surged 26.6% with permits to build new homes rising 30% compared to twelve months earlier. The portfolio managers believe that recovery in housing construction is even more important than recovery in housing prices as a stimulus to the economy. Over the last 12 months ending June 30th, the Consumer Price Index for All Urban Consumers index rose 0.1%.

As the U.S. economy normalizes, investors are closely watching the U.S. Federal Reserve for hints about when the bank will raise interest rates; this has been widely forecast, and should not be a surprise when it happens. Consumer confidence, as measured by the Consumer Confidence Index® dropped from 99.8 in June to 90.9 in July 2015, but is relatively stable when viewed year over year.

Real Gross Domestic Product (GDP), or the value of the production of goods and services in the United States, increased at an estimated annual rate of 2.3% in the second quarter of 2015. In the first quarter, real GDP increased 0.6%. The Fund’s portfolio managers continue to be positive on domestic US economic conditions, but we have slightly lowered our expected economic growth in 2015 to 2.5% from 3.0%.

After mid-May, concerns about Greek debt began to escalate and as of this writing the country is currently negotiating its third bailout deal with its creditors. At this point, we are more concerned with the effect of a gathering economic slowdown in China. China has a 15.4% share of world GDP with exports at $2,049 billion per year and imports are $1,818 billion. In recent years, Chinese economic policy has attempted to change the composition of economic growth from investment-led to consumption-led. Although the Chinese consumer sector is expanding, it is much smaller than the investment sector, causing a significant slowdown in Chinese economic growth. The International Monetary Fund forecasts China’s 2015 growth to be 6.8%, but other estimates based on electricity use, railroad cargo loadings, and bank loan growth all indicate underlying economic growth of about 2%. This significant change in both the composition and the rate of Chinese economic growth has driven down commodity prices, including oil, copper, nickel, and aluminum.

As a result, the Fund’s portfolio managers have emphasized companies with strong domestic sales over companies with primarily international sales.

Investment Strategy and Performance    Green Century believes that environmental responsibility may enhance corporate profitability, which in turn may produce competitive returns. Environmentally sound companies may enjoy higher profitability through lower costs and participation in growth sectors of the market. In addition, this investment strategy seeks to avoid companies at risk due to exposure to environmental liabilities. As of July 31, 2015, job creation remains strong, inflation is well contained, and our positive view on the U.S. economy should support current stock levels. However, as a result of the increase in the value of the U.S. dollar, corporate earnings for the S&P 500 are expected to be essentially flat for 2015, and companies with greater foreign sales exposure significantly reduced their earnings forecasts after the first quarter of 2015.

The Fund’s portfolio managers are currently emphasizing stocks over bonds. While expectations for corporate profit growth are modest, the expected return for stocks is still higher than that for bonds.

The Balanced Fund holds a number of stocks which the portfolio managers believe have attractive environmental, social and financial characteristics. Holdings include EnerNOC,1 a leading provider of energy management applications, services, and products for the smart grid including demand response and data driven efficiency, and Gilead Sciences Inc.,1 which has developed a treatment that offers a potential cure for hepatitis C.

The Fund holds over $19 million in Green Bonds and Notes, including notes issued by African Development Bank,1 Export Import Bank of Korea,1 International Finance Corp.,1 International Bank for Reconstruction and Development (World Bank),1 Regency Centers LP,1 Vornado Realty LP,1 and Overseas Private Investment Corp.1

For the year ending July 31, 2015, the Balanced Fund’s returns were 10.84%, significantly outperforming the 7.74% return for its Custom Balanced Index,2 an index comprised of the S&P 1500 Index2 (60% weighting) and of the BofA Merrill Lynch 1-10 Year US Corporate and Government Index2 (40% weighting).* The Fund also significantly outperformed the 5.31% return of the Lipper Balanced Index2 for the same twelve month period.

Green Century Balanced Fund Total expense ratio: 1.48%		AVERAGE ANNUAL RETURN*
		One Year	Three Years	Five Years	Ten Years
June 30, 2015	Green Century Balanced Fund	8.08%	13.31%	12.13%	5.90%
	Custom Balanced Index	5.18%	11.02%	11.62%	6.76%
	Lipper Balanced Fund Index	3.11%	10.22%	10.39%	6.10%
July 31, 2015	Green Century Balanced Fund	10.84%	13.76%	11.33%	5.66%
	Custom Balanced Index	7.74%	11.06%	10.89%	6.68%
	Lipper Balanced Fund Index	5.31%	10.11%	9.55%	5.97%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

A comparison of the Fund’s equity holdings to the S&P 1500 Supercomposite Index (the S&P 1500),2 which like the Fund includes stocks across a range of capitalizations, provides some insight into relative performance; for the fiscal year ended July 31, 2015, the stocks held by the Balanced Fund outperformed those included in the S&P 1500, 16.90% versus 11.25%. A performance attribution analysis provided by the Fund’s portfolio manager indicates that the Fund’s Materials, Information Technology, Industrials, Utilities, Financials, and Telecommunication Services equity investments boosted the Fund’s performance, while the Fund’s Consumer Discretionary, Consumer Staples, and Health Care investments provided weaker returns relative to the S&P 1500. In the U.S. equity market, Energy stock returns were significantly lower than the overall market, and therefore the Fund’s policy of non-investment in fossil-fuel companies added substantially to investment performance over the year.

The S&P 500® Index and the S&P Supercomposite 1500 Index (the S&P 1500 Index) are unmanaged indexes of 500 and 1500 stocks, respectively. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. Similar to the Balanced Fund, the performance of the S&P 500® Index and the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index reflect reinvestment of dividends and distributions. Unlike the Fund, however, the performance of the S&P 500® Index, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index does not include management and other operating expenses. It is not possible to invest directly in an index.

The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

The companies held in the portfolio that contributed most toward the Fund’s equity performance relative to the S&P 1500 included Palo Alto Networks, Inc.,1 Sealed Air Corporation,1 NXP Semiconductors,1 Cigna Corporation,1 and Interface, Inc.1 Companies the Fund held that detracted most from performance relative to the S&P 1500 included Valmont Industries Inc.,1 BorgWarner Inc.,1 United Natural Foods, Inc.,1 Deckers Outdoor Corporation,1 and Biogen Inc.1

The fixed income portion of the portfolio continued to be managed with the goal of seeking to reduce risk and generating income for the Fund. For the 12 months ended July 31, 2015, gross of fees, the note- and bond-only portion of the Fund’s portfolio returned 2.51%, slightly above the Bank of America Merrill Lynch 1-10 Year U.S. Corporate Government Index return of 2.41%. In addition, the Fund held considerable cash reserves for precautionary purposes (9.8% of assets as of July 31, 2015), which generated a return of 0.00% for the twelve months. Slightly stronger fixed income returns came from yield curve positioning. While the Fund’s fixed income holdings were conservatively positioned, during the year the Fund’s managers slightly extended maturities and duration positioning.

The Fund’s portfolio managers do not anticipate any significant changes in investment strategy for the Fund, believing that the investment environment may be favorable to the Fund’s core holdings in what the portfolio managers consider high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations. In addition, the Fund’s portfolio managers anticipate that the U.S. will experience a rising interest-rate environment for at least the next twelve months, with short-term interest rates likely to rise slightly more than intermediate-term interest rates. In response, the Fund’s portfolio managers have slightly lengthened the average maturity and duration of the portfolio, but do not anticipate extending further at this time.

The Balanced Fund consistently includes stocks and bonds of what Green Century believes to be environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect the single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (unaudited)

GREEN CENTURY EQUITY FUND

Investment Objective    The Green Century Equity Fund (the Equity Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Fund seeks to achieve its objective by investing in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index or the Index), a custom index calculated by MSCI, Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, process, or refine coal, oil or gas that are included in the KLD400

Index. The KLD400 Index, formerly named the Domini 400 Social Index, is the longest-running socially responsible index. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria.

In evaluating whether a company meets the criteria for inclusion in the Index, a company’s dedication to sustainability is analyzed across five key categories: environment; community and society; employees and supply chain; customers; and

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

governance and ethics. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that derive significant revenues from the manufacture of tobacco products or alcoholic beverages; derive significant revenues from the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible. The Index excludes all companies that explore for, extract, process, or refine coal, oil or gas.

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund’s total return for its fiscal year ended July 31, 2015 was 10.54%, while the S&P 500® Index2 returned 11.21% for the same period. Additional results for various time periods are below:*

Green Century Equity Fund Total expense ratio: 1.48%		AVERAGE ANNUAL RETURN*
		One Year	Three Years	Five Years	Ten Years
June 30, 2015	Green Century Equity Fund	6.77%	16.78%	15.37%	6.79%
	S&P 500® Index	7.42%	17.31%	17.34%	7.89%
July 31, 2015	Green Century Equity Fund	10.54%	17.51%	14.58%	6.57%
	S&P 500® Index	11.21%	17.58%	16.24%	7.72%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

For the year ended July 31, 2015, the Equity Fund performed below the S&P 500® Index, underperforming by less than one percent. Since the MSCI KLD 400 Social ex Fossil Fuels Index does not include all of the stocks in the S&P 500® Index and includes some stocks not included in the S&P 500® Index, the performance of the Fund can be expected to differ from the performance of the broader benchmark.

The performance of the Fund, relative to the S&P 500® Index, was boosted by excluding the Energy sector and stock selection within the Materials, and Consumer Discretionary sectors. The relative performance of the Fund was negatively impacted by stock selection in the Information Technology, Financials, and Consumer Staples sectors.

The strongest performing sectors in the Equity Fund were Health Care, Consumer Discretionary, and Consumer Staples, which returned 26.44%, 22.20%, and 13.13%, respectively. The worst performing sectors in the Equity Fund were Telecommunication Services, Information Technology and Industrials, which returned –5.01%, 2.93% and 3.41%, respectively.

Within the S&P 500® Index, Health Care, Consumer Discretionary and Consumer Staples were the strongest performing sectors, gaining 29.15%, 22.11%, and 19.33%, respectively. The worst performing sectors were Energy, Materials and Telecommunication Services, returning –26.76%, –3.85% and –0.85%, respectively.

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses.

1 As of July 31, 2015, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Johnson Controls, Inc.	1.15%	0.40%
Tesla Motors, Inc.	0.00%	0.34%
Archer Daniels Midland Company	0.00%	0.00%
Kellogg Company	0.00%	0.24%
Starbucks Corporation	0.02%	1.17%
Pepsico, Inc.	0.00%	1.92%
Avon Products, Inc.	0.00%	0.03%
Dell, Inc.	0.28%	0.00%
EnerNOC, Inc.	0.22%	0.00%
Gilead Sciences, Inc.	1.45%	2.35%
African Development Bank	0.56%	0.00%
Export-Import Bank of Korea	0.56%	0.00%
International Finance Corporation	0.56%	0.00%
International Bank for Reconstruction and Development	1.80%	0.00%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Regency Centers LP	0.84%	0.00%
Vornado Realty LP	0.56%	0.00%
Overseas Private Investment Corporation	0.74%	0.00%
Palo Alto Networks, Inc.	1.56%	0.00%
Sealed Air Corporation	1.45%	0.15%
NXP Semiconductors NV	1.27%	0.00%
Cigna Corporation	2.13%	0.50%
Interface, Inc.	0.91%	0.02%
Valmont Industries, Inc.	0.56%	0.00%
BorgWarner Inc.	0.84%	0.15%
United Natural Foods, Inc.	0.68%	0.03%
Deckers Outdoor Corporation	0.94%	0.03%
Biogen Inc.	0.98%	1.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by either Fund during the fiscal year ended July 31, 2015, or may have been held by a Fund for a portion of the fiscal year or may have been held by a Fund for the entire fiscal year. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the S&P 500® Index, the S&P Supercomposite 1500 Index or the Custom Balanced Index or the BofA Merrill Lynch Index. Lipper Analytical Services, Inc. (“Lipper”) is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. The Lipper Intermediate Investment Grade Bond Index includes the 30 largest funds whose primary objective is to invest in investment-grade debt (rated in the top four classifications) with dollar weighted average maturities of five to ten years.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC 9/15

The Green Century Equity Fund (the “Fund”) is not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Fund or any index on which the Fund is based. The MSCI Parties are not sponsors of the Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Fund.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended July 31, 2015 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2015 to July 31, 2015 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2015	ENDING ACCOUNT VALUE JULY 31, 2015	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,067.30	$7.59
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.66	7.40

Equity Fund
Actual Expenses	1,000.00	1,055.20	6.37
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.80	6.26

1 Expenses are equal to the Funds’ annualized expense ratios (1.48% for the Balanced Fund and 1.25% for the Equity Fund), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2015

COMMON STOCKS — 63.9%
	SHARES	VALUE
Technology Hardware & Equipment — 7.4%
Apple, Inc.	28,238	$3,425,269
Cisco Systems, Inc.	69,115	1,964,248
F5 Networks, Inc. (a)	21,846	2,930,423
Palo Alto Networks, Inc. (a)	15,111	2,808,077
QUALCOMM, Inc.	24,699	1,590,369
SanDisk Corporation	10,147	611,763

		13,330,149

Pharmaceuticals & Biotechnology — 5.8%
Amgen, Inc.	6,709	1,184,742
Biogen, Inc. (a)	5,551	1,769,548
Gilead Sciences, Inc.	22,048	2,598,577
Novartis A.G. American Depositary Receipt (b)	13,937	1,445,964
Shire PLC American Depositary Receipt (b)	12,735	3,397,826

		10,396,657

Banks — 5.2%
East West Bancorp, Inc.	23,205	1,038,656
Fifth Third Bancorp	59,794	1,259,860
First Republic Bank	12,079	770,519
PNC Financial Services Group, Inc. (The)	17,774	1,745,051
SVB Financial Group (a)	12,259	1,754,263
Umpqua Holdings Corporation	74,742	1,325,923
Wells Fargo & Company	26,213	1,516,946

		9,411,218

Healthcare Equipment & Services — 4.7%
Cigna Corporation	26,565	3,826,954
Hologic, Inc. (a)	27,988	1,165,980
Medtronic PLC	15,184	1,190,273
Omnicell, Inc. (a)	34,317	1,253,257
Zimmer Biomet Holdings, Inc.	10,084	1,049,442

		8,485,906

Capital Goods — 4.1%
Cummins, Inc.	6,059	784,822
Hexcel Corporation	29,452	1,528,264
Lincoln Electric Holdings, Inc.	24,209	1,465,855
Middleby Corporation (The) (a)	6,045	741,722
Pentair PLC	8,937	543,459
Valmont Industries, Inc.	9,052	1,006,854
Wabtec Corporation	12,298	1,244,435

		7,315,411

	SHARES	VALUE
Renewable Energy & Energy Efficiency — 3.7%
Acuity Brands, Inc.	9,538	$1,918,950
EnerNOC, Inc. (a)	48,289	397,418
First Solar, Inc. (a)	14,364	636,325
Johnson Controls, Inc.	34,178	1,557,150
Ormat Technologies, Inc.	35,670	1,451,056
SolarCity Corporation (a)	12,216	708,528

		6,669,427

Retailing — 3.6%
Home Depot, Inc. (The)	14,029	1,641,814
Men’s Wearhouse, Inc. (The)	23,239	1,383,185
Priceline Group, Inc. (The) (a)	656	815,782
Target Corporation	12,899	1,055,783
TJX Companies, Inc. (The)	23,348	1,630,158

		6,526,722

Software & Services — 3.4%
eBay, Inc. (a)	10,068	283,112
Google, Inc., Class A (a)	4,940	3,248,050
MasterCard, Inc., Class A	10,709	1,043,056
Microsoft Corporation	25,877	1,208,456
PayPal Holdings, Inc. (a)	10,068	389,632

		6,172,306

Semiconductors — 3.4%
Analog Devices, Inc.	17,124	998,843
ARM Holdings PLC American Depositary Receipt (b)	18,970	892,349
ASML Holding NV	10,584	1,049,615
NXP Semiconductors NV (a)(b)	23,571	2,286,151
Xilinx, Inc.	19,926	831,911

		6,058,869

Insurance — 3.0%
Aflac, Inc.	29,409	1,883,647
Lincoln National Corporation	28,123	1,583,887
Reinsurance Group of America, Inc.	19,460	1,878,279

		5,345,813

Materials — 2.8%
Minerals Technologies, Inc.	27,153	1,758,157
Owens-Illinois, Inc. (a)	35,318	754,039
Sealed Air Corporation	48,847	2,597,195

		5,109,391

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2015	continued

	SHARES	VALUE
Consumer Durables & Apparel — 2.4%
Deckers Outdoor Corporation (a)	23,260	$1,695,189
Jarden Corporation (a)	20,524	1,128,820
lululemon athletica, Inc. (a)	9,899	622,251
NIKE, Inc., Class B	7,873	907,127

		4,353,387

Diversified Financials — 2.0%
Charles Schwab Corporation (The)	29,124	1,015,845
Stifel Financial Corporation (a)	45,527	2,501,709

		3,517,554

Healthy Living — 1.9%
United Natural Foods, Inc. (a)	26,885	1,224,074
WhiteWave Foods Company (The) (a)	19,934	1,028,993
Whole Foods Market, Inc.	29,412	1,070,597

		3,323,664

Real Estate — 1.7%
CBRE Group, Inc., Class A (a)	55,564	2,109,765
Forest City Enterprises, Inc., Class A (a)	43,881	1,024,621

		3,134,386

Food & Beverage — 1.4%
Diamond Foods, Inc. (a)	397	12,827
General Mills, Inc.	300	17,463
Keurig Green Mountain, Inc.	7,991	599,645
Unilever NV American Depositary Receipt (b)	41,260	1,849,686

		2,479,621

Transportation — 1.4%
J.B. Hunt Transport Services, Inc.	11,215	943,406
United Parcel Service, Inc., Class B	14,699	1,504,589

		2,447,995

Telecommunication Services — 1.2%
BT Group PLC American Depositary Receipt (b)	13,254	957,734
SBA Communications Corporation, Class A (a)	10,189	1,230,016

		2,187,750

	SHARES	VALUE
Media — 1.1%
Discovery Communications, Inc., Class A (a)	24,137	$797,004
IMAX Corporation (a)	31,470	1,177,292

		1,974,296

Consumer Services — 1.0%
Panera Bread Company, Class A (a)	8,722	1,780,335
Starbucks Corporation	550	31,861

		1,812,196

Commercial & Professional Services — 0.9%
Interface, Inc.	62,721	1,628,864

Automobiles & Components — 0.8%
BorgWarner, Inc.	30,369	1,509,643

Household & Personal Products — 0.5%
Church & Dwight Company, Inc.	10,361	894,465

Food & Staples Retailing — 0.5%
Costco Wholesale Corporation	5,952	864,826

Total Common Stocks (Cost $88,698,723)		114,950,516

	PRINCIPAL AMOUNT
BONDS & NOTES — 25.9%
Green Bonds, Renewable Energy & Energy Efficiency — 10.9%
African Development Bank 0.75%, due 10/18/16 (b)	$1,000,000	1,002,372
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	980,699
Bank of America Corporation 1.35%, due 11/21/16	1,500,000	1,498,776
European Investment Bank 2.50%, due 10/15/24	1,000,000	1,014,793
Export-Import Bank of Korea 1.75%, due 2/27/18 (b)	1,000,000	998,571
International Bank for Reconstruction & Development 0.375%, due 8/24/15	1,000,000	1,000,136
International Bank for Reconstruction & Development 2.00%, due 10/20/16	500,000	508,824

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2015	continued

	PRINCIPAL AMOUNT	VALUE
Green Bonds, Renewable Energy & Energy Efficiency — (continued)
International Bank for Reconstruction & Development 2.25%, due 9/30/24 (c)	$750,000	$752,611
International Bank for Reconstruction & Development 2.125%, due 3/3/25	1,000,000	981,900
International Finance Corporation 0.625%, due 11/15/16	1,000,000	999,688
Johnson Controls, Inc. 5.50%, due 1/15/16	500,000	511,061
KFW 1.75%, due 10/15/19	1,500,000	1,513,482
Morgan Stanley 2.20%, due 12/7/18	1,000,000	1,011,038
Nordic Investment Bank 2.25%, due 9/30/21	1,500,000	1,527,157
Overseas Private Investment Corporation 3.28%, due 9/15/29	800,000	817,756
Overseas Private Investment Corporation 3.33%, due 5/15/33	249,212	254,668
Overseas Private Investment Corporation 3.43%, due 6/1/33	250,000	257,943
Regency Centers LP 3.75%, due 6/15/24	1,500,000	1,502,259
Svensk Exportkredit AB 1.875%, due 6/23/20	1,500,000	1,505,246
Vornado Realty LP 2.50%, due 6/30/19	1,000,000	1,000,654

		19,639,634

Software & Services — 2.7%
International Business Machines Corporation 2.00%, due 1/5/16	500,000	503,474
International Business Machines Corporation 8.375%, due 11/1/19	500,000	628,857
Microsoft Corporation 1.625%, due 9/25/15	500,000	500,964
Oracle Corporation 1.20%, due 10/15/17	500,000	499,611

	PRINCIPAL AMOUNT	VALUE
Software & Services — (continued)
Oracle Corporation 5.00%, due 7/8/19	$1,000,000	$1,114,280
Oracle Corporation 2.50%, due 5/15/22	500,000	486,344
Symantec Corporation 4.20%, due 9/15/20	1,000,000	1,043,084

		4,776,614

U.S. Government Agencies — 2.6%
Federal Farm Credit Bank 5.125%, due 8/25/16	500,000	524,769
Federal Farm Credit Bank 2.26%, due 11/13/24	1,000,000	981,603
Federal Home Loan Bank 5.625%, due 6/13/16	1,000,000	1,044,668
Federal Home Loan Bank 3.875%, due 12/14/18	550,000	596,581
Federal Home Loan Bank 2.00%, due 6/25/27 (c)	1,000,000	992,414
Federal Home Loan Mortgage Corporation 3.75%, due 3/27/19	500,000	543,492

		4,683,527

Banks — 1.8%
HSBC Bank USA N.A. 6.00%, due 8/9/17	500,000	542,447
HSBC Holdings PLC 5.10%, due 4/5/21	1,500,000	1,671,319
JPMorgan Chase & Company 4.40%, due 7/22/20	1,000,000	1,079,491

		3,293,257

Diversified Financials — 1.4%
Bank of New York Mellon Corporation (The) 3.55%, due 9/23/21	1,000,000	1,047,990
Citigroup, Inc. 3.953%, due 6/15/16	500,000	512,799
Deutsche Bank A.G. 3.25%, due 1/11/16 (b)	500,000	505,228
Morgan Stanley 3.80%, due 4/29/16	500,000	510,850

		2,576,867

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2015	concluded

	PRINCIPAL AMOUNT	VALUE
Real Estate — 1.4%
Digital Realty Trust LP 3.95%, due 7/1/22	$1,500,000	$1,506,968
HCP, Inc. 3.875%, due 8/15/24	1,000,000	989,342

		2,496,310

Pharmaceuticals & Biotechnology — 1.1%
Amgen, Inc. 5.70%, due 2/1/19	1,250,000	1,406,251
Thermo Fisher Scientific, Inc. 2.40%, due 2/1/19	500,000	501,348

		1,907,599

Telecommunication Services — 1.0%
America Movil SAB de C.V. 5.00%, due 10/16/19 (b)	750,000	824,805
AT&T, Inc. 2.50%, due 8/15/15	333,000	333,173
Verizon Communications, Inc. 6.35%, due 4/1/19	500,000	571,740

		1,729,718

Capital Goods — 0.9%
Koninklijke Philips NV 5.75%, due 3/11/18	1,500,000	1,635,386

Technology Hardware & Equipment — 0.7%
Dell, Inc. 2.30%, due 9/10/15	500,000	500,940
EMC Corporation 1.875%, due 6/1/18	700,000	700,939

		1,201,879

Media — 0.6%
Discovery Communications LLC 5.625%, due 8/15/19	1,000,000	1,114,475

Healthcare Equipment & Services — 0.5%
Baxter International, Inc. 1.85%, due 6/15/18	500,000	498,469
Stryker Corporation 1.30%, due 4/1/18	500,000	497,051

		995,520

	PRINCIPAL AMOUNT	VALUE
Food & Staples Retailing — 0.3%
CVS Health Corporation 2.25%, due 12/5/18	$500,000	$505,595

Total Bonds & Notes (Cost $46,164,222)		46,556,381

CERTIFICATES OF DEPOSIT — 0.1%
Self Help Credit Union Environmental Certificate of Deposit 1.01%, due 8/10/16	95,000	95,000

Total Certificates Of Deposit (Cost $95,000)		95,000

SHORT-TERM INVESTMENT — 9.8%
UMB Money Market Fiduciary Account, 0.01% (d)		17,612,625

Total Short-term Investment (Cost $17,612,625)		17,612,625

TOTAL INVESTMENTS (e) — 99.7%
(Cost $152,570,570)		179,214,522
Other Assets Less Liabilities — 0.3%		499,862

NET ASSETS — 100.0%		$179,714,384

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Step rate bond. Rate shown is currently in effect at July 31, 2015.
(d)	The rate quoted is the annualized seven-day yield of the Fund at the period end.
(e)	The cost of investments for federal income tax purposes is $152,575,314 resulting in gross unrealized appreciation and depreciation of $29,534,821 and $2,895,613 respectively, or net unrealized appreciation of $26,639,208.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2015

COMMON STOCKS — 99.6%
	SHARES	VALUE
Software & Services — 14.5%
Accenture PLC, Class A	11,662	$1,202,469
Adobe Systems, Inc. (a)	9,299	762,425
ANSYS, Inc. (a)	1,678	157,984
Autodesk, Inc. (a)	4,198	212,335
Automatic Data Processing, Inc.	8,830	704,369
CA, Inc.	6,180	180,054
Citrix Systems, Inc. (a)	2,956	223,503
Cognizant Technology Solutions Corporation, Class A (a)	11,336	715,302
Convergys Corporation	1,757	44,118
FactSet Research Systems, Inc.	718	118,944
FleetCor Technologies, Inc. (a)	1,436	222,321
Google, Inc., Class A (a)	5,328	3,503,160
Google, Inc., Class C (a)	5,708	3,570,982
International Business Machines Corporation	17,437	2,824,620
Intuit, Inc.	4,881	516,263
NetSuite, Inc. (a)	692	68,397
Oracle Corporation	65,237	2,605,566
Rackspace Hosting, Inc. (a)	2,193	74,628
salesforce.com, Inc. (a)	11,120	815,096
Symantec Corporation	12,724	289,344
Teradata Corporation (a)	2,695	100,011
Western Union Company (The)	9,768	197,704
Workday, Inc., Class A (a)	1,908	160,902
Xerox Corporation	19,729	217,414
Yahoo!, Inc. (a)	16,515	605,605

		20,093,516

Pharmaceuticals & Biotechnology — 11.4%
Affymetrix, Inc. (a)	1,246	13,656
Agilent Technologies, Inc.	6,255	256,142
Amgen, Inc.	14,087	2,487,623
Bio-Techne Corporation	712	77,879
Biogen, Inc. (a)	4,356	1,388,606
BioMarin Pharmaceutical, Inc. (a)	2,962	433,252
Bristol-Myers Squibb Company	30,851	2,025,060
Cepheid (a)	1,301	72,323
Fluidigm Corporation (a)	492	9,855
Gilead Sciences, Inc.	27,651	3,258,947
Merck & Company, Inc.	52,679	3,105,954
Mettler-Toledo International, Inc. (a)	524	176,902
PAREXEL International Corporation (a)	990	68,270

	SHARES	VALUE
Pharmaceuticals & Biotechnology — (continued)
Quintiles Transnational Holdings, Inc. (a)	1,491	$114,389
Thermo Fisher Scientific, Inc.	7,366	1,027,778
Vertex Pharmaceuticals, Inc. (a)	4,495	606,825
VIVUS, Inc. (a)	1,906	2,878
Waters Corporation (a)	1,535	204,907
Zoetis, Inc.	8,857	433,816

		15,765,062

Technology Hardware & Equipment — 5.9%
Black Box Corporation	220	3,445
Calix, Inc. (a)	639	5,387
Cisco Systems, Inc.	94,768	2,693,306
Corning, Inc.	23,660	441,969
EMC Corporation	36,920	992,779
Flextronics International Ltd. (a)	10,598	116,684
Hewlett-Packard Company	33,890	1,034,323
Lexmark International, Inc.	1,104	37,525
Motorola Solutions, Inc.	3,880	233,421
Plantronics, Inc.	772	44,838
QUALCOMM, Inc.	30,626	1,972,008
Silicon Graphics International Corporation (a)	443	2,264
Super Micro Computer, Inc. (a)	647	17,255
TE Connectivity Ltd.	7,556	460,311
Trimble Navigation Ltd. (a)	4,879	112,705

		8,168,220

Capital Goods — 5.9%
3M Company	11,782	1,783,088
A.O. Smith Corporation	1,388	99,686
AGCO Corporation	1,438	79,104
Air Lease Corporation	1,785	63,100
American Science & Engineering, Inc.	117	5,229
Applied Industrial Technologies, Inc.	691	26,693
Builders FirstSource, Inc. (a)	977	14,694
Caterpillar, Inc.	10,717	842,678
CLARCOR, Inc.	949	57,101
Cummins, Inc.	3,205	415,144
Deere & Company	5,981	565,623
Dover Corporation	3,029	194,068
EMCOR Group, Inc.	1,104	52,804
Fastenal Company	5,215	218,300
Flowserve Corp.	2,551	119,871

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2015	continued

	SHARES	VALUE
Capital Goods — (continued)
Graco, Inc.	1,071	$76,566
Granite Construction, Inc.	656	22,317
H&E Equipment Services, Inc.	568	10,190
Illinois Tool Works, Inc.	6,350	568,134
Ingersoll-Rand PLC	4,920	302,088
Lincoln Electric Holdings, Inc.	1,260	76,293
Masco Corporation	6,474	170,849
Meritor, Inc. (a)	1,653	23,274
Middleby Corporation (The) (a)	1,093	134,111
Nordson Corporation	1,062	78,705
Owens Corning	2,151	96,472
Pall Corporation	1,986	251,130
Parker Hannifin Corporation	2,622	295,631
Quanta Services, Inc. (a)	3,951	109,127
Rockwell Automation, Inc.	2,517	293,935
Snap-on, Inc.	1,074	176,995
Tennant Company	276	16,508
Timken Company (The)	1,353	45,163
United Rentals, Inc. (a)	1,811	121,319
W.W. Grainger, Inc.	1,143	261,416
WABCO Holdings, Inc. (a)	1,037	128,038
Wabtec Corporation	1,793	181,434
Xylem, Inc.	3,313	114,398

		8,091,276

Media — 5.4%
Charter Communications, Inc., Class A (a)	1,558	289,570
Discovery Communications, Inc., Class A (a)	2,793	92,225
Discovery Communications, Inc., Class C (a)	5,292	160,348
DreamWorks Animation SKG, Inc., Class A (a)	1,322	31,873
John Wiley & Sons, Inc., Class A	877	46,490
Liberty Global PLC, Class A (a)	4,694	246,247
Liberty Global PLC, Series C (a)	11,640	571,990
New York Times Company (The), Class A	2,340	30,935
Scholastic Corporation	424	18,270
Scripps Networks Interactive, Inc., Class A	1,451	90,803
Time Warner Cable, Inc.	5,213	990,522
Time Warner, Inc.	15,422	1,357,753
Walt Disney Company (The)	29,965	3,595,800

		7,522,826

	SHARES	VALUE
Food & Beverage — 5.3%
Bunge Ltd.	2,675	$213,599
Campbell Soup Company	3,537	174,410
Coca-Cola Enterprises, Inc.	4,123	210,603
Darling Ingredients, Inc. (a)	3,071	39,462
Dr. Pepper Snapple Group, Inc.	3,542	284,139
General Mills, Inc.	11,241	654,339
JM Smucker Company (The)	1,880	209,977
Kellogg Company	4,917	325,358
Keurig Green Mountain, Inc.	2,232	167,489
Kraft Heinz Company (The)	11,073	879,971
McCormick & Company, Inc.	2,192	179,766
Mondelez International, Inc., Class A	30,581	1,380,121
PepsiCo, Inc.	27,512	2,650,781

		7,370,015

Diversified Financials — 5.0%
American Express Company	17,036	1,295,758
Ameriprise Financial, Inc.	3,396	426,775
Bank of New York Mellon Corporation (The)	20,681	897,555
BlackRock, Inc.	2,306	775,554
Charles Schwab Corporation (The)	21,909	764,186
CME Group, Inc.	5,961	572,494
Franklin Resources, Inc.	7,539	343,402
Invesco Ltd.	7,978	307,951
Legg Mason, Inc.	1,911	94,289
Northern Trust Corporation	4,118	314,986
PHH Corporation (a)	920	22,963
State Street Corporation	7,682	588,134
T. Rowe Price Group, Inc.	4,839	373,232
TD Ameritrade Holding Corporation	5,067	186,111

		6,963,390

Real Estate — 4.8%
American Tower Corporation	7,782	740,146
AvalonBay Communities, Inc.	2,441	420,682
Boston Properties, Inc.	2,818	347,403
CBRE Group, Inc., Class A (a)	5,546	210,582
Corporate Office Properties Trust	1,587	36,707
Digital Realty Trust, Inc.	2,554	164,145
Duke Realty Corporation	6,428	129,653
Equinix, Inc.	1,045	291,461
Equity Residential	6,726	503,172
Federal Realty Investment Trust	1,314	179,742

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2015	continued

	SHARES	VALUE
Real Estate — (continued)
Forest City Enterprises, Inc., Class A (a)	4,197	$98,000
HCP, Inc.	8,516	329,058
Host Hotels & Resorts, Inc.	14,014	271,591
Iron Mountain, Inc.	3,720	111,786
Jones Lang LaSalle, Inc.	830	147,773
Liberty Property Trust	2,762	93,991
Macerich Company (The)	2,508	198,533
Plum Creek Timber Company, Inc.	3,326	136,366
Potlatch Corporation	664	23,247
Prologis, Inc.	9,478	384,901
Simon Property Group, Inc.	5,813	1,088,310
UDR, Inc.	4,928	166,616
Vornado Realty Trust	3,125	304,844
Weyerhaeuser Company	9,685	297,233

		6,675,942

Household & Personal Products — 4.7%
Avon Products, Inc.	8,184	46,403
Clorox Company (The)	2,493	279,066
Colgate-Palmolive Company	15,963	1,085,803
Edgewell Personal Care Company	1,158	110,832
Estee Lauder Companies, Inc. (The), Class A	4,279	381,302
Kimberly-Clark Corporation	6,752	776,278
Procter & Gamble Company (The)	50,106	3,843,130

		6,522,814

Retailing — 4.0%
ANN, Inc. (a)	793	36,280
Bed Bath & Beyond, Inc. (a)	3,482	227,131
Best Buy Company, Inc.	5,975	192,933
Blue Nile, Inc. (a)	189	5,995
Buckle, Inc. (The)	529	23,398
Caleres Inc	721	23,822
CarMax, Inc. (a)	3,917	252,686
Foot Locker, Inc.	2,634	185,829
GameStop Corporation, Class A	2,084	95,551
Gap, Inc. (The)	4,629	168,866
Genuine Parts Company	2,808	249,771
HSN, Inc.	630	46,311
Kohl’s Corporation	3,721	228,172
LKQ Corporation (a)	5,684	178,818
Lowe’s Companies, Inc.	18,027	1,250,353
Men’s Wearhouse, Inc. (The)	747	44,461
Netflix, Inc. (a)	7,470	853,896

	SHARES	VALUE
Retailing — (continued)
Nordstrom, Inc.	2,697	$205,808
Nutrisystem, Inc.	535	16,077
Office Depot, Inc. (a)	9,172	73,376
Pier 1 Imports, Inc.	1,662	19,628
Pool Corporation	792	55,773
Shutterfly, Inc. (a)	743	32,135
Signet Jewelers Ltd.	1,408	170,678
Staples, Inc.	11,824	173,931
Tiffany & Company	2,434	232,934
Tractor Supply Company	2,501	231,392
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,146	190,270
Weyco Group, Inc.	120	3,463

		5,469,738

Healthcare Equipment & Services — 3.9%
AmerisourceBergen Corporation	3,882	410,521
Becton, Dickinson and Company	3,887	591,407
Cardinal Health, Inc.	6,111	519,313
Centene Corp. (a)	2,114	148,255
Cerner Corporation (a)	5,740	411,673
Cigna Corporation	4,797	691,056
Cooper Companies, Inc. (The)	901	159,477
DENTSPLY International, Inc.	2,570	146,259
Edwards Lifesciences Corporation (a)	2,000	304,320
Envision Healthcare Holdings, Inc. (a)	3,447	154,426
Henry Schein, Inc. (a)	1,532	226,705
Hologic, Inc. (a)	4,439	184,929
Humana, Inc.	2,785	507,121
IDEXX Laboratories, Inc. (a)	1,737	126,332
Laboratory Corporation of America Holdings (a)	1,874	238,541
Molina Healthcare, Inc. (a)	757	57,101
Patterson Companies, Inc.	1,653	82,914
ResMed, Inc.	2,614	151,481
Select Medical Holdings Corporation	1,670	24,098
Team Health Holdings, Inc. (a)	1,335	89,992
Varian Medical Systems, Inc. (a)	1,894	163,017

		5,388,938

Semiconductors — 3.8%
Advanced Micro Devices, Inc. (a)	12,277	23,695
Analog Devices, Inc.	5,808	338,781

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2015	continued

	SHARES	VALUE
Semiconductors — (continued)
Applied Materials, Inc.	22,755	$395,027
Intel Corporation	87,929	2,545,545
Lam Research Corporation	2,945	226,382
Microchip Technology, Inc.	3,837	164,377
NVIDIA Corporation	10,155	202,592
Skyworks Solutions, Inc.	3,542	338,863
Texas Instruments, Inc.	19,431	971,161

		5,206,423

Consumer Services — 3.3%
Choice Hotels International, Inc.	642	32,524
Darden Restaurants, Inc.	2,111	155,707
DeVry Education Group, Inc.	1,114	33,843
Hilton Worldwide Holdings, Inc. (a)	9,108	244,550
Jack in the Box, Inc.	684	64,980
Marriott International, Inc., Class A	4,116	298,863
McDonald’s Corporation	17,843	1,781,802
Royal Caribbean Cruises Ltd.	3,246	291,653
Starbucks Corporation	27,837	1,612,597
Vail Resorts, Inc.	685	75,138

		4,591,657

Telecommunication Services — 3.1%
CenturyLink, Inc.	10,557	301,930
Cincinnati Bell, Inc. (a)	3,478	13,599
Level 3 Communications, Inc. (a)	5,496	277,548
Sprint Corporation (a)	15,507	52,259
Verizon Communications, Inc.	77,069	3,606,058

		4,251,394

Insurance — 3.0%
ACE Ltd.	6,073	660,560
Aflac, Inc.	8,149	521,943
Chubb Corporation (The)	4,295	533,997
Hartford Financial Services Group, Inc.	7,784	370,129
Marsh & McLennan Companies, Inc.	9,965	577,372
PartnerRe Ltd.	877	119,237
Principal Financial Group, Inc.	5,476	303,973
Progressive Corporation (The)	10,929	333,335
Travelers Companies, Inc. (The)	5,965	633,006
Willis Group Holdings PLC	2,953	137,285

		4,190,837

	SHARES	VALUE
Materials — 3.0%
Air Products & Chemicals, Inc.	3,782	$538,973
Albemarle Corporation	2,141	116,042
Avery Dennison Corporation	1,701	103,506
Ball Corporation	2,434	165,123
Compass Minerals International, Inc.	647	51,760
Domtar Corporation	1,154	46,922
Ecolab, Inc.	4,998	578,818
H.B. Fuller Company	867	34,732
International Flavors & Fragrances, Inc.	1,489	172,113
Minerals Technologies, Inc.	663	42,929
Mosaic Company (The)	6,162	264,596
Praxair, Inc.	5,368	612,703
Schnitzer Steel Industries, Inc., Class A	531	8,342
Sealed Air Corporation	3,886	206,619
Sherwin-Williams Company (The)	1,502	417,196
Sigma-Aldrich Corporation	2,206	307,980
Sonoco Products Company	1,761	72,694
Valspar Corporation (The)	1,447	120,506
Wausau Paper Corporation	607	5,366
WestRock Company (a)	4,862	306,598

		4,173,518

Consumer Durables & Apparel — 3.0%
Callaway Golf Company	1,289	11,807
Columbia Sportswear Company	513	36,700
CSS Industries, Inc.	55	1,561
Deckers Outdoor Corporation (a)	611	44,530
Ethan Allen Interiors, Inc.	528	15,940
Hanesbrands, Inc.	7,426	230,429
Hasbro, Inc.	2,086	164,252
Jarden Corporation (a)	3,709	203,995
La-Z-Boy, Inc.	868	22,047
Mattel, Inc.	6,215	144,250
Meritage Homes Corporation (a)	653	29,450
Michael Kors Holdings Ltd. (a)	3,725	156,413
Mohawk Industries, Inc. (a)	1,168	235,457
Newell Rubbermaid, Inc.	5,044	218,304
NIKE, Inc., Class B	12,734	1,467,212
Oxford Industries, Inc.	276	23,165
PVH Corporation	1,529	177,425
Tupperware Brands Corporation	942	55,079
Under Armour, Inc., Class A (a)	3,275	325,306
VF Corporation	6,406	493,839

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2015	continued

	SHARES	VALUE
Consumer Durables & Apparel — (continued)
Wolverine World Wide, Inc.	1,973	$57,848

		4,115,009

Banks — 2.8%
Bank of Hawaii Corporation	783	52,829
Cathay General Bancorp	1,398	44,890
CIT Group, Inc.	3,237	152,268
Comerica, Inc.	3,354	159,080
Heartland Financial USA, Inc.	292	11,003
International Bancshares Corporation	1,025	27,603
KeyCorp	15,912	236,134
M&T Bank Corporation	2,226	291,940
New York Community Bancorp, Inc.	7,994	152,126
Old National Bancorp	2,149	30,924
People’s United Financial, Inc.	6,132	99,768
PNC Financial Services Group, Inc. (The)	9,664	948,811
Popular, Inc. (a)	1,877	57,474
U.S. Bancorp	33,096	1,496,270
Umpqua Holdings Corporation	4,022	71,350

		3,832,470

Transportation — 2.5%
ArcBest Corporation	399	13,187
Avis Budget Group, Inc. (a)	1,991	86,469
C.H. Robinson Worldwide, Inc.	2,691	188,774
CSX Corporation	18,408	575,802
Echo Global Logistics, Inc. (a)	441	14,244
Expeditors International of Washington, Inc.	3,512	164,607
Genesee & Wyoming, Inc., Class A (a)	992	70,650
Hertz Global Holdings, Inc. (a)	7,288	123,823
Kansas City Southern	2,040	202,348
Norfolk Southern Corporation	5,697	480,428
Ryder System, Inc.	1,015	91,878
Southwest Airlines Company	3,096	112,075
United Parcel Service, Inc., Class B	13,046	1,335,389
Wesco Aircraft Holdings, Inc. (a)	1,317	18,952

		3,478,626

	SHARES	VALUE
Utilities — 1.4%
American Water Works Company, Inc.	3,555	$184,540
Avista Corporation	1,504	49,662
CenterPoint Energy, Inc.	7,159	138,455
CMS Energy Corporation	4,827	165,373
Consolidated Edison, Inc.	5,229	332,512
Eversource Energy	6,079	302,248
MGE Energy, Inc.	962	38,172
New Jersey Resources Corporation	1,416	40,922
Pepco Holdings, Inc.	5,023	134,014
Piedmont Natural Gas Company, Inc.	1,771	67,316
Sempra Energy	4,255	433,074
WGL Holdings, Inc.	859	48,018

		1,934,306

Commercial & Professional Services — 1.0%
ACCO Brands Corporation (a)	1,919	15,697
CEB, Inc.	634	48,514
Copart, Inc. (a)	2,259	81,392
Deluxe Corporation	909	58,567
Dun & Bradstreet Corporation (The)	653	81,475
Essendant, Inc.	640	23,565
Exponent, Inc.	485	21,578
Heidrick & Struggles International, Inc.	327	7,151
HNI Corporation	872	43,242
ICF International, Inc. (a)	342	12,538
IHS, Inc., Class A (a)	1,277	159,663
Interface, Inc.	1,229	31,917
Kelly Services, Inc.	413	6,170
Knoll, Inc.	925	22,385
ManpowerGroup, Inc.	1,449	131,105
Navigant Consulting, Inc. (a)	784	12,324
On Assignment, Inc. (a)	865	33,147
R.R. Donnelley & Sons Company	3,906	68,550
Resources Connection, Inc.	655	10,369
Robert Half International, Inc.	2,522	138,786
RPX Corporation (a)	998	15,449
Steelcase, Inc.	1,789	31,934
Team, Inc. (a)	364	15,798
Tetra Tech, Inc.	1,059	28,212
TrueBlue, Inc. (a)	796	20,505
Tyco International PLC	7,775	295,372

		1,415,405

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2015	concluded

	SHARES	VALUE
Renewable Energy & Energy Efficiency — 0.9%
ITC Holdings Corporation	3,249	$109,751
Itron, Inc. (a)	636	20,498
Johnson Controls, Inc.	12,219	556,698
Ormat Technologies, Inc.	718	29,208
SunPower Corporation (a)	933	25,219
Tesla Motors, Inc. (a)	1,746	464,698

		1,206,072

Automobiles & Components — 0.4%
Autoliv, Inc.	1,660	174,632
BorgWarner, Inc.	4,181	207,838
Harley-Davidson, Inc.	3,937	229,527

		611,997

Healthy Living — 0.3%
Hain Celestial Group, Inc. (The) (a)	1,920	130,521
United Natural Foods, Inc. (a)	917	41,751
Whole Foods Market, Inc.	6,747	245,591

		417,863

	SHARES	VALUE
Food & Staples Retailing — 0.3%
Sysco Corporation	10,913	$396,251

Total Common Stocks (Cost $104,128,218)		137,853,565

SHORT-TERM INVESTMENT — 0.8%
UMB Money Market Fiduciary Account, 0.01% (b) (Cost $1,074,972)		1,074,972

TOTAL INVESTMENTS (c) — 100.4%
(Cost $105,203,190)		138,928,537
Liabilities Less Other Assets — (0.4)%		(525,861)

NET ASSETS — 100.0%		$138,402,676

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the Fund at the period end.
(c)	The cost of investments for federal income tax purposes is $106,680,806 resulting in gross unrealized appreciation and depreciation of $35,901,575 and $3,653,844 respectively, or net unrealized appreciation of $32,247,731.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2015

	BALANCED FUND	EQUITY FUND
ASSETS:
Investments, at value (cost $152,570,570 and $105,203,190, respectively)	$179,214,522	$138,928,537
Receivables for:
Capital stock sold	305,670	130,038
Interest	393,130	5
Dividends	35,432	154,557

Total assets	179,948,754	139,213,137

LIABILITIES:
Payable for securities purchased	—	635,938
Payable for capital stock repurchased	15,530	30,036
Accrued expenses	218,840	144,487

Total liabilities	234,370	810,461

NET ASSETS	$179,714,384	$138,402,676

NET ASSETS CONSIST OF:
Paid-in capital	$147,962,699	$104,711,673
Undistributed net investment income/accumulated net investment loss	(79,218)	78,485
Accumulated net realized gains/(losses) on investments	5,186,951	(112,829)
Net unrealized appreciation on investments	26,643,952	33,725,347

NET ASSETS	$179,714,384	$138,402,676

SHARES OUTSTANDING (UNLIMITED NUMBER OF SHARES AUTHORIZED @ $0.01 PAR VALUE)	7,169,583	4,228,816

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$25.07	$32.73

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the year ended July 31, 2015

	BALANCED FUND	EQUITY FUND
INVESTMENT INCOME:
Interest income	$962,367	$30
Dividend and other income (net of $12,279 and $18 foreign withholding taxes, respectively)	1,207,143	2,315,740

Total investment income	2,169,510	2,315,770

EXPENSES:
Administrative services fee	1,194,305	1,202,697
Investment advisory fee	935,337	293,301

Total expenses	2,129,642	1,495,998

NET INVESTMENT INCOME	39,868	819,772

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	5,338,868	1,232,879
Change in net unrealized appreciation on investments	8,672,667	9,208,142

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	14,011,535	10,441,021

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,051,403	$11,260,793

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND
	FOR THE YEAR ENDED JULY 31, 2015	FOR THE YEAR ENDED JULY 31, 2014	FOR THE YEAR ENDED JULY 31, 2015	FOR THE YEAR ENDED JULY 31, 2014
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$39,868	$455,631	$819,772	$568,220
Net realized gain on investments	5,338,868	8,602,576	1,232,879	5,398,934
Change in net unrealized appreciation on investments	8,672,667	1,362,675	9,208,142	4,878,712

Net increase in net assets resulting from operations	14,051,403	10,420,882	11,260,793	10,845,866

Dividends and distributions to shareholders:
From net investment income	(128,866)	(440,410)	(751,235)	(486,355)
From net realized gains	(6,321,658)	—	(1,274,236)	—

	(6,450,524)	(440,410)	(2,025,471)	(486,355)

Capital share transactions:
Proceeds from sales of shares	58,560,918	36,540,154	46,622,245	26,577,277
Reinvestment of dividends and distributions	6,310,894	428,141	1,981,663	476,684
Payments for shares redeemed	(14,665,190)	(10,692,351)	(14,794,680)	(8,864,143)

Net increase in net assets resulting from capital share transactions	50,206,622	26,275,944	33,809,228	18,189,818

Total increase in net assets	57,807,501	36,256,416	43,044,550	28,549,329
NET ASSETS:
Beginning of year	121,906,883	85,650,467	95,358,126	66,808,797

End of year	$179,714,384	$121,906,883	$138,402,676	$95,358,126

Undistributed net investment income/accumulated net investment loss at end of year	(79,218)	17,982	78,485	67,509

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2015	2014	2013	2012	2011
Net Asset Value, beginning of year	$23.74	$21.43	$18.06	$17.50	$15.76

Income from investment operations:
Net investment income	0.01	0.09	0.13	0.10	0.13
Net realized and unrealized gain on investments	2.51	2.31	3.37	0.56	1.75

Total increase from investment operations	2.52	2.40	3.50	0.66	1.88

Less dividends:
Dividends from net investment income	(0.02)	(0.09)	(0.13)	(0.10)	(0.14)
Distributions from net realized gains	(1.17)	—	—	—	—

Total decrease from dividends	(1.19)	(0.09)	(0.13)	(0.10)	(0.14)

Net Asset Value, end of year	$25.07	$23.74	$21.43	$18.06	$17.50

Total return	10.84%	11.20%	19.44%	3.81%	11.92%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$179,714	$121,907	$85,650	$58,798	$58,410
Ratio of expenses to average net assets	1.48%	1.48%	1.48%	1.45%	1.38%
Ratio of net investment income to average net assets	0.03%	0.44%	0.66%	0.58%	0.72%
Portfolio turnover	30%	42%	31%	58%	70%

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2015	2014	2013	2012	2011
Net Asset Value, beginning of year	$30.11	$26.30	$20.81	$19.99	$17.44

Income from investment operations:
Net investment income	0.20	0.19	0.21	0.19	0.18
Net realized and unrealized gain on investments	2.96	3.79	5.48	0.83	2.57

Total increase from investment operations	3.16	3.98	5.69	1.02	2.75

Less dividends:
Dividends from net investment income	(0.19)	(0.17)	(0.20)	(0.20)	(0.20)
Distributions from net realized gains	(0.35)	—	—	—	—

Total decrease from dividends	(0.54)	(0.17)	(0.20)	(0.20)	(0.20)

Net Asset Value, end of year	$32.73	$30.11	$26.30	$20.81	$19.99

Total return	10.54%	15.16%	27.49%	5.14%	15.77%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$138,403	$95,358	$66,809	$50,972	$53,363
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.16%	0.95%
Ratio of net investment income to average net assets	0.68%	0.72%	0.92%	0.97%	0.92%
Portfolio turnover	13%	32%	17%	14%	13%

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Quoted prices for identical or similar assets in markets that are not active.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

Investments valued at amortized cost. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of July 31, 2015:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$114,950,516	$—	$—	$114,950,516
BONDS & NOTES	—	46,556,381	—	46,556,381
CERTIFICATES OF DEPOSIT	—	95,000	—	95,000
SHORT-TERM OBLIGATIONS	—	17,612,625	—	17,612,625

TOTAL	$114,950,516	$64,264,006	$—	$179,214,522

The following is a summary of the inputs used to value the Equity Fund’s net assets as of July 31, 2015:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$137,853,565	$—	$—	$137,853,565
SHORT-TERM OBLIGATIONS	—	1,074,972	—	1,074,972

TOTAL	$137,853,565	$1,074,972	$—	$138,928,537

The Funds adopted the FASB amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended July 31, 2015, there were no transfers in and out of Level 1, Level 2 and Level 3. Neither of the Funds held any Level 3 securities during the year ended July 31, 2015. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
(C)

Options Transactions:    The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund is authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the year ended July 31, 2015, neither the Balanced Fund nor the Equity Fund utilized options or wrote put or call options.
(D)	Repurchase Agreements: The Funds enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings. As of July 31, 2015, neither the Balanced Fund nor the Equity Fund held repurchase agreements.
(E)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

In July 2006, the FASB issued Accounting for Uncertainty in Income Taxes. This interpretation addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds adopted Accounting for Uncertainty in Income Taxes in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of July 31, 2015. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through July 31, 2015. At July 31, 2015, the tax years 2012 through 2015 remain open to examination by the Internal Revenue Service.

The Regulated Investment Company Modernization Act of 2010 (“RIC MOD”) was signed into law on December 22, 2010. RIC MOD makes changes to a number of the federal income and excise tax provisions impacting RICs, including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.

(G)

Redemption Fee:    A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

held 60 days or less from their purchase date. For the year ended July 31, 2015, the Balanced Fund and Equity Fund received $4,413 and $4,447, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.
(H)	Indemnification: The Fund’s organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of the year ended July 31, 2015, no liability has been accrued.
(I)	Offsetting of Assets and Liabilities: As of July 31, 2015, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of July 31, 2015, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.
(B)	Subadvisers: Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the year ended July 31, 2015, Green Century accrued fees of $518,643 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund. Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the year ended July 31, 2015 Green Century accrued fees of $80,905 to Northern Trust.
(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s average daily net assets.
(D)

Subadministrator:    Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

and direction of the Administrator. For the year ended July 31, 2015, Green Century accrued fees of $107,612 and $96,712 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
(E)	Index Agreement: The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the Index, MSCI is paid by the Adviser an annual license fee of $26,000, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the year ended July 31, 2015, Green Century accrued fees of $83,873 to MSCI.

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $77,049,190 and $41,052,630, respectively, for the year ended July 31, 2015. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $48,443,355 and $15,460,328, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2015 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$385,167	$284,018
Undistributed long-term capital gains	4,806,528	1,159,254

Tax accumulated earnings	5,191,695	1,443,272

Accumulated capital and other losses	(79,218)	—
Unrealized appreciation (depreciation)	26,639,208	32,247,731

Distributable net earnings (deficit)	$31,751,685	$33,691,003

As of July 31, 2015, the Balanced Fund had $79,218 of qualified late-year ordinary losses, which are deferred until fiscal year 2016 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The tax character of distributions paid during the fiscal years ended July 31, 2015 and July 31, 2014 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2015	YEAR ENDED JULY 31, 2014	YEAR ENDED JULY 31, 2015	YEAR ENDED JULY 31, 2014
Ordinary income	$128,866	$440,410	$775,118	$486,355
Long-term capital gains	6,321,658	—	1,250,368	—

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	concluded

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2015	YEAR ENDED JULY 31, 2014	YEAR ENDED JULY 31, 2015	YEAR ENDED JULY 31, 2014
Shares sold	2,371,758	1,581,678	1,461,082	922,022
Reinvestment of dividends	262,516	17,927	61,392	16,188
Shares redeemed	(598,899)	(462,258)	(460,638)	(311,923)

	2,035,375	1,137,347	1,061,836	626,287

NOTE 6 — Recent Accounting Pronouncements

In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

NOTE 7 — Subsequent Events

Subsequent to July 31, 2015 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events and concluded there were no subsequent events requiring accrual or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders of

Green Century Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Green Century Balanced Fund and the Green Century Equity Fund (collectively, the “Funds”), each a series of Green Century Funds, as of July 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of July 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in accordance with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 29, 2015

TAX INFORMATION (unaudited)

For the year ended July 31, 2015, the Balanced and Equity Fund had 100% and 100%, respectively, of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2015, the Balanced and Equity Fund had 100% and 100%, respectively, of dividends paid from net investment income, designated as qualified dividend income.

GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2015. Each Trustee and each Officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below, with the exception of Mr. Comerford. Mr. Comerford is an “interested person” by virtue of his employment with Instinet, LLC, which may have provided brokerage services to Northern Trust Investments, Inc., the subadviser to the Equity Fund. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Independent Trustees:
Jonathan Darnell 114 State Street Suite 200 Boston, MA 02109 Age: 55	Trustee since 2014	Managing Director, Pickwick Capital Partners (since 2014); President/Founder, Patolan Partners (since 2011); Vice President, Morgan Stanley, Private Wealth Management Group (2004 to 2011); Advisory Board member, CardioReady LLC; Board member, Voices for Progress.	2

Laurie Moskowitz 114 State Street Suite 200 Boston, MA 02109 Age: 50	Trustee since 2014	Senior Director, Campaigns — North America, The ONE Campaign (since 2011); Founder and Principal Partner, FieldWorks (1999 to 2011).	2

Bancroft R. Poor 114 State Street Suite 200 Boston, MA 02109 Age: 59	Trustee since 2014	Vice President for Operations/Chief Financial Officer/Assistant Treasurer, Massachusetts Audubon Society (since 1994); Trustee and Chair of Finance and Administration Committee, the Quebec Labrador Foundation (since 2007); Director and Treasurer of US Offshore Wind Collaborative (2010 to 2013).	2

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 50	Trustee since 2009	Senior Advisor, Funder Collaborations, ClimateWorks Foundation (since 2014); Organizational Development Consultant, Self-employed (since 2007); Director of Major Donor Development and Special Projects, BlueGreen Alliance (2011 to 2012); Chief Operating Officer, Apollo Alliance (2007 to 2011).	2

James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 67	Chairperson since 2009; Trustee since 1991	Consultant, Danielson Rainville Attorneys, PLLC (since 2015); Director and President, Gunnison Valley Housing Foundation (since 2011); Director and Vice President, Coal Creek Watershed Coalition (since 2011); Director and Chairperson, Gunnison Valley Transportation Authority (2004 to 2010); President, Peanut Mine, Inc. (2002 to 2012); Senior Attorney, Starr and Associates, PC (1982-2014); County Commissioner, Gunnison County, CO (1999 to 2010).	2

Interested Trustees:
John Comerford* 114 State Street Suite 200 Boston, MA 02109 Age: 46	Trustee since 2005	Member, Board of Directors, BATS Global Markets (since 2011); Executive Managing Director, Instinet, LLC (since 2007).	2

Douglas H. Phelps* 114 State Street Suite 200 Boston, MA 02109 Age: 68	Trustee since 1997	President (1996 to 2003) and Director (since 1996), Green Century Capital Management, Inc.; President and Executive Director, The Public Interest Network (since 1982); President, U.S. PIRG (since 1983); President, Environment America (since 2007); President, Telefund, Inc. (since 1988); President, Grassroots Campaigns, Inc. (since 2003).	2

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 53	Trustee since 1991	Acting Director, Fair Share (since 2012); President (2006 to 2013) and Director (since 2006), Green Century Capital Management, Inc.; Political Director, The Public Interest Network (since 1989); Senior Staff, Center for Public Interest Research (since 1989); President, Environment America Research and Policy Center (since 2007).	2

Officers:
Kristina A. Curtis* 114 State Street Suite 200 Boston, MA 02109 Age: 62	President since 2005; Treasurer since 2008 and from 1991-2005	Senior Vice President of Finance and Operations (since 2002), Treasurer and Director (since 1991), Senior Vice President (since 1991), Green Century Capital Management, Inc.	Not applicable

Amy Puffer* 114 State Street Suite 200 Boston, MA 02109 Age: 56	Chief Compliance Officer since 2004; Secretary and Assistant Treasurer since 2006	Chief Compliance Officer (since 2004), Clerk and Director (since 2006), Green Century Capital Management, Inc.	Not applicable

Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

e-mail: info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

July 31, 2015

Balanced

Fund

An investment for your future. Printed on recycled paper with soy-based ink.	Equity Fund

Item 2. Code of Ethics

(a)	The registrant has adopted a Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

(c)	During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

(d)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

(e)	Not applicable.

(f)	The Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2013.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Bancroft R. Poor, a member of the Board’s audit committee, qualifies as an “audit committee financial expert” as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Poor is “independent” as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

For the fiscal year ended 7/31/15: $39,200.00

For the fiscal year ended 7/31/14: $37,400.00

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

For the fiscal year ended 7/31/15: $11,200.00

For the fiscal year ended 7/31/14: $10,800.00

(d)	All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds’ auditor to the Funds’ investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

(e)(2)	Zero percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal year ended 7/31/15: $11,200.00

For the fiscal year ended 7/31/14: $10,800.00

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of Ethics: Incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2013.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
October 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
October 7, 2015

/s/ Kristina A. Curtis
Kristina A. Curtis
Treasurer and Principal Financial Officer
October 7, 2015